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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2002

                           FRIEDE GOLDMAN HALTER, INC.
                            (AS DEBTOR IN POSSESSION)
             (Exact name of registrant as specified in its charter)

          Mississippi                     0-22595               72-1362492
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

                          13085 Industrial Seaway Road
                           Gulfport, Mississippi 39503
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (228) 896-0029
                         (Registrant's telephone number,
                              including area code)
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Item 6. Resignation of Registrant's Director

     On May 8, 2002, the Board of Directors of Friede Goldman Halter, Inc. (FGH:
FGHLQ) accepted the resignation of J.L. Holloway as Chairman of the Company's Board of Directors. Mr. Holloway has served in that capacity since April 1997. He served as the Chief Executive Officer and President of Friede Goldman Offshore, Inc. (formerly HAM Marine, Inc.) from its formation in 1982 until April 1997.

     For additional information, reference is made to the Press Release dated May 10, 2002, a copy of which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits

     (c)

     Exhibit 99.1       Press Release of Registrant dated May 10, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRIEDE GOLDMAN HALTER, INC.

Date: May 15, 2002

                                   By:  /s/ Jack R. Stone, Jr.
                                        ---------------------------------------
                                        Jack R. Stone, Jr.
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX

       Exhibit No.             Description
       -----------             -----------
         *99.1               Press Release of Registrant dated May 10, 2002


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* Filed herewith.

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